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                                                                    Exhibit 10.7

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Agreement") is made this 20th day of December by and between TRENDIRECT MARKETING, INC. ("TRENDIRECT") a Delaware corporation having an address at 3635 Canfield Boardman Drive, Canfield, OH 44406 and VITAQUEST INTERNATIONAL, INC. ("VITAQUEST") a Delaware corporation having an address at 8 Henderson Drive, West Caldwell, New Jersey 07006.

1. GRANT OF SECURITY INTEREST. For value received and to secure payment and performance of that certain note dated December __, 2001 in the amount of $3,075,000.00 given by TRENDIRECT in favor of VITAQUEST (as the same may be amended from time to time) (the "Note") and any and all other obligations of TRENDIRECT to VITAQUEST however created, arising or evidenced (including without limitation, any obligations under that certain letter of intent dated November 6, 2001 between the parties, as amended (the "LOI"), and any and all other documents executed and/or delivered in connection with the transactions contemplated thereby), whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, and whether or not evidenced by a loan document, future advances, and all costs and expenses incurred by VITAQUEST to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, the "Obligations"), TRENDIRECT hereby grants to VITAQUEST a continuing second priority security interest in and lien upon the following described property, whether now owned or hereafter acquired or arising, wherever located and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof (collectively, the "Collateral"):

All of the personal property of TRENDIRECT of every kind and nature including, without limitation, all accounts, accounts receivable, equipment, accessions, inventory, chattel paper, instruments, documents, rights to proceeds under letters of credit, letter-of-credit rights, deposit accounts, general intangibles, and all of the assets set forth on Schedule "A" annexed hereto wherever located.

Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the Uniform Commercial Code as in effect in the State of New Jersey on the date this Agreement is signed by TRENDIRECT (the "UCC") and not otherwise defined in this Agreement, the Note, the LOI, or any other document executed or delivered in connection therewith or any of the transactions contemplated thereby (collectively, the "Loan Documents") has the meaning given to such term in the UCC.

2. CHANGE IN NAME OR LOCATIONS. TRENDIRECT represents and warrants that the name and address of TRENDIRECT appearing at the beginning of this Agreement is TRENDIRECT's exact legal name and address of its chief executive office, and that TRENDIRECT is a corporation duly organized and existing under the laws of the State of Delaware. TRENDIRECT has not changed its name, or the name under which it does business, within the five years preceding the date hereof except as previously reported in writing to VITAQUEST. TRENDIRECT has not moved its chief executive office within the five years preceding the date hereof except as previously reported in writing to VITAQUEST. TRENDIRECT has not changed the jurisdiction of its organization within the five years preceding the date hereof except as previously reported in writing to VITAQUEST. TRENDIRECT hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made a part hereof, or if TRENDIRECT changes its name or form of organization, or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, TRENDIRECT will immediately notify VITAQUEST in writing of the additions or changes.

3. REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL. TRENDIRECT represents, warrants and covenants to VITAQUEST that:

      (a) Except as set forth on Schedule "B" annexed hereto, TRENDIRECT owns the Collateral free of all liens, security interests and claims;
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      (b) Except as set forth on Schedule "B" annexed hereto, TRENDIRECT has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all encumbrances and rights of setoff of any kind;

      (c) TRENDIRECT has good and marketable title to the Collateral and will warrant and defend the same against all claims:

      (d) the security interest in and lien upon the Collateral granted to VITAQUEST hereunder is a purchase money security interest in and lien upon such Collateral;

      (e) except as herein provided, TRENDIRECT will not hereafter without the prior written consent of VITAQUEST sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to VITAQUEST;

      (f) TRENDIRECT will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;

      (g) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and TRENDIRECT will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; and

      (h) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by TRENDIRECT and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim.

4. OTHER REPRESENTATIONS AND WARRANTIES. TRENDIRECT represents, warrants and covenants to VITAQUEST that:

      (a) all information now and hereafter furnished to VITAQUEST is and will be true, correct and complete in all material respects;

      (b) the execution, delivery and performance by TRENDIRECT of this Agreement and any other Loan Document to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of TRENDIRECT and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of TRENDIRECT, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting TRENDIRECT, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of TRENDIRECT's assets, or (iii) give cause for the acceleration of any obligations of TRENDIRECT to any other creditor;

      (c) TRENDIRECT has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements, if any, supplied to VITAQUEST by TRENDIRECT, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except for the lien in favor of the third party investor in TRENDIRECT previously disclosed to VITAQUEST by TRENDIRECT in writing and approved by VITAQUEST, which lien shall not exceed $500,000.00 as set forth on Schedule "B" annexed hereto ("Permitted Liens");

      (d) to TRENDIRECT's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to TRENDIRECT's present rights in its properties and assets have arisen;


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      (e) TRENDIRECT has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained;

      (f) TRENDIRECT is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by TRENDIRECT in connection with this Agreement, the Note and/or any other Loan Document, will not be, insolvent within the meaning of 11 U.S.C. Section 101(32);

      (g) TRENDIRECT is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. Section 3617, et seq.) or narcotics (including 21 U.S.C. Section 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable;

      (h) TRENDIRECT is duly created, validly existing and in good standing under the laws of the state of its organization, and have all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted;

      (i) TRENDIRECT is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of TRENDIRECT;

      (j) there are no pending or threatened suits, claims or demands against TRENDIRECT that have not been disclosed directly to VITAQUEST by TRENDIRECT in writing, and approved by VITAQUEST;

      (k) none of the proceeds of the credit extended pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Loan a "Purpose Credit" within the meaning of Regulation U;

      (l) each employee pension benefit plan, as defined in ERISA, maintained by TRENDIRECT meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1986, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan;

      (m) the fair saleable value of TRENDIRECT's assets exceeds its liabilities, TRENDIRECT is meeting its current liabilities as they mature, and TRENDIRECT is and shall remain solvent;

      (n) all financial statements of TRENDIRECT furnished to VITAQUEST are correct and accurately reflect the financial condition of TRENDIRECT as of the respective dates thereof;

      (o) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of TRENDIRECT; and

      (p) there are not now pending any court or administrative proceedings or undischarged judgments against TRENDIRECT, no federal or state tax liens have been filed or threatened against TRENDIRECT, and TRENDIRECT is not in default or claimed default under any agreement.

5.    COVENANTS REGARDING COLLATERAL. TRENDIRECT covenants that it shall:


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      (a)   from time to time and at all reasonable times allow VITAQUEST by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, notify account debtors of VITAQUEST's security interest in accounts (if included in the definition of Collateral) and obtain valuations and audits of the Collateral, at TRENDIRECT's expense, wherever located. TRENDIRECT shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as VITAQUEST may require to vest in and assure to VITAQUEST its rights hereunder and in or to the Collateral, and the proceeds thereof, including, but not limited to, waivers from landlords, warehousemen and mortgagees;

      (b) keep the Collateral in good order and repair at all times and immediately notify VITAQUEST of any event causing a material loss or decline in value of the Collateral whether or not covered by insurance and the amount of such loss or depreciation;

      (c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations;

      (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as VITAQUEST may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to VITAQUEST in its sole discretion. The policies of all such casualty insurance shall contain a standard Lender's Loss Payable Clauses issued in favor of VITAQUEST under which all losses thereunder shall be paid to VITAQUEST as VITAQUEST's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to VITAQUEST and shall insure VITAQUEST notwithstanding the act or neglect of TRENDIRECT. Upon demand of VITAQUEST, TRENDIRECT shall furnish VITAQUEST with duplicate original policies of insurance or such other evidence of insurance as VITAQUEST may require. In the event of failure to provide insurance as herein provided, VITAQUEST may, at its option, obtain such insurance and TRENDIRECT shall pay to VITAQUEST, on demand, the cost thereof. Proceeds of insurance may be applied by VITAQUEST to reduce the Obligations or to repair or replace Collateral, all in VITAQUEST's sole discretion; and

      (e) at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. VITAQUEST, or any of its agents, shall have the right upon reasonable prior notice, at intervals to be determined by VITAQUEST and without hindrance or delay, at TRENDIRECT's expense, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, TRENDIRECT's business or any other transaction between the parties hereto. TRENDIRECT will at its expense furnish VITAQUEST copies thereof upon request.

      (f) not sell or offer to sell or otherwise transfer or grant or suffer the imposition of a lien or security interest upon the Collateral (except for sales of inventory and collections of accounts in TRENDIRECT's ordinary course of business) or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

6.    COVENANTS FOR ACCOUNTS. If accounts are included in the definition of
Collateral:

      (a) TRENDIRECT will, on demand of VITAQUEST, make notations on its books and records showing the security interest of VITAQUEST and make available to VITAQUEST shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. TRENDIRECT shall promptly notify VITAQUEST if an account becomes evidenced or secured by an instrument or chattel paper and upon request of VITAQUEST, will promptly deliver any such instrument or chattel paper to VITAQUEST, including without limitation, any letter of credit delivered to TRENDIRECT to support a shipment of inventory by TRENDIRECT.

      (b) TRENDIRECT will promptly advise VITAQUEST whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that VITAQUEST may give regarding the sale or other disposition of such returns. TRENDIRECT will, on at least a weekly basis, report all credits given to account debtors on all accounts.


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      (c)   TRENDIRECT will immediately notify VITAQUEST if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by VITAQUEST so that all monies due and to become due under such contract shall be assigned to VITAQUEST and notice thereof given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

      (d) At any time upon thirty (30) days prior written notice to TRENDIRECT, VITAQUEST may notify any persons who are indebted to TRENDIRECT on any Collateral consisting of accounts or general intangibles of the assignment thereof to VITAQUEST and may direct such account debtors to make payment directly to VITAQUEST of the amounts due. At the request of VITAQUEST, TRENDIRECT will direct any persons who are indebted to TRENDIRECT on any Collateral consisting of accounts or general intangibles to make payment directly to VITAQUEST. VITAQUEST is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to VITAQUEST.


7. OTHER AFFIRMATIVE COVENANTS. TRENDIRECT agrees that from the date hereof and until final payment in full of the Obligations, unless VITAQUEST shall otherwise consent in writing, TRENDIRECT will:

      (a) on reasonable prior notice, allow VITAQUEST, or its agents, during normal business hours, access to the books, records and such other documents of TRENDIRECT as VITAQUEST shall reasonably require, and allow VITAQUEST to make copies thereof at VITAQUEST's expense;

      (b) conduct its business in substantially the same manner and locations as such business is now and has previously been conducted;

      (c) deliver to VITAQUEST, with the annual financial statements required herein, a certification by TRENDIRECT's independent certified public accountant that TRENDIRECT is in full compliance with the Loan Document;

      (d) comply with all terms and conditions contained in this Agreement, and any other Loan Documents,

      (e) furnish, within 15 days after request by VITAQUEST, a written statement duly acknowledged of the amount due under the Note and whether offsets or defenses exist against the Obligations;

      (f) maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as VITAQUEST may reasonably require;

      (g) maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement;

      (h) deliver to VITAQUEST, with any financial statements required below, a certificate signed by TRENDIRECT, by a principal financial officer of TRENDIRECT warranting that no "Event of Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such Event of Default, has occurred and demonstrating TRENDIRECT's compliance with the financial covenants contained herein;

      (i) furnish to VITAQUEST immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become an Event of Default, written notice specifying the nature and period of existence thereof and the action which TRENDIRECT is taking or proposes to take with respect thereto;


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      (j) promptly notify VITAQUEST in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by TRENDIRECT; (iii) any material adverse claim against or affecting TRENDIRECT or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting TRENDIRECT; and (v) at least 30 days prior thereto, any change in TRENDIRECT's name or address as shown above, and/or any change in TRENDIRECT's structure;

      (k) deliver promptly such other information regarding the operation, business affairs, and financial condition of TRENDIRECT which VITAQUEST may reasonably request;

      (l) pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which TRENDIRECT in good faith disputes;

      (m) deliver to VITAQUEST, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by TRENDIRECT to stockholders, and all regular or periodic reports required to be filed by TRENDIRECT with any governmental agency or authority;

      (n) deliver to VITAQUEST, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis with respect to TRENDIRECT and its Subsidiaries, Affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year;

      (o) deliver to VITAQUEST accountant reviewed quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, and an accounts receivable aging as soon as available and in any event within 30 days after the close of each such period; all on a consolidated and consolidating basis with respect to TRENDIRECT and its subsidiaries, affiliates and parent or holding company, as applicable, all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year, and certified as to their correctness by a principal financial officer of TRENDIRECT and in each case, if audited statements are required, subject to audit and year-end adjustments; and

      (p) deliver to VITAQUEST, within 30 days of filing, complete copies of federal and state tax returns, as applicable, together with all schedules thereto, each of which shall be signed and certified by TRENDIRECT to be true and complete copies of such returns.


8. OTHER NEGATIVE COVENANTS. TRENDIRECT agrees that from the date of this Agreement and until final payment in full of the Obligations, unless VITAQUEST shall otherwise consent in writing, TRENDIRECT will not;

      (a) affix any collateral to any real estate, unless TRENDIRECT has (i) obtained the VITAQUEST's permission to do so; (ii) delivered to VITAQUEST a landlord's waiver and/or mortgagee's waiver with respect to such collateral duly executed by the landlord or mortgagee, as the case may be, of the real estate to which the collateral is to be affixed, in form and substance satisfactory to VITAQUEST, which waiver disclaims any interest in such assets; and (iii) deliver to VITAQUEST a UCC-1 financing statement with respect to the collateral in the form necessary or with all information required to be recorded in the real estate records of the county in which the collateral is to be located.;

      (b) change its fiscal year;


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      (c) guarantee or otherwise become responsible for obligations in excess of
$50,000.00 of any other person or persons, other than the endorsement of checks and drafts for collection in the ordinary course of business;

      (d) default on any material contract with or obligation when due to a third party or default in the performance of any material obligation to a third party incurred for money borrowed;

      (e) Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of TRENDIRECT is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired;

      (f) permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due, which monetary judgment, assessment, tax lien or writ of garnishment or attachment exceeds $50,000 in the aggregate;

      (g) retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so; and

      (h) retire or otherwise acquire any of its capital stock.

9. FURTHER ASSURANCES. At the request of VITAQUEST, TRENDIRECT will join with VITAQUEST in executing one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to VITAQUEST and will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by VITAQUEST to be necessary or desirable. A carbon, photographic or other copy of this Agreement or of a UCC-1 financing statement may be filed as and in lieu of a UCC-1 financing statement.

10. EVENTS OF DEFAULT. TRENDIRECT shall, at the option of VITAQUEST, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) the non-payment of any principal, interest or other indebtedness under the Note when due and the lapse of any notice or cure period provided in such Note with respect to such default;
(b) any Event of Default (as defined in any of the Obligations); (c) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (d) demand by VITAQUEST under any of the Obligations that have a demand feature; (e) the failure by TRENDIRECT to perform any of its obligations under this Agreement or any other Loan Document; (f) falsity, inaccuracy or material breach by TRENDIRECT of any written warranty, representation or statement made or furnished to VITAQUEST by or on behalf of TRENDIRECT; (g) the filing by or against TRENDIRECT of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding, such proceeding is not dismissed or stayed within thirty (30) days of the commencement thereof); (h) any assignment by TRENDIRECT for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of TRENDIRECT; (i) a default with respect to any other indebtedness of TRENDIRECT if the effect of such default is to cause or permit the acceleration of such debt; (j) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any of the Collateral;
(k) the entry of any judgment against TRENDIRECT and the failure of TRENDIRECT to discharge the judgment within ten (10) days of the entry thereof; (l) any material adverse change in the business, assets, operations, financial conditions or results of operations of TRENDIRECT; (m) TRENDIRECT ceases doing business as a going concern; (n) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (o) the failure of VITAQUEST to have a perfected second priority security interest in the Collateral subject only to the Permitted Liens; or (p) any indication or evidence received by VITAQUEST that TRENDIRECT may have directly or indirectly been engaged in any type of activity which, in VITAQUEST's discretion, might result in the forfeiture of any property of TRENDIRECT to any governmental entity, federal, state or local.


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11.   REMEDIES. Upon the occurrence of any such Event of Default and at any time thereafter, VITAQUEST may declare all Obligations immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code. As permitted by such Code, VITAQUEST may (a) peaceably by its own means or with judicial assistance enter TRENDIRECT's premises and take possession of the Collateral, (b) render the Collateral unusable, (c) dispose of the Collateral on TRENDIRECT's premises, (d) require TRENDIRECT to assemble the Collateral and make it available to VITAQUEST at a place designated by VITAQUEST, and (e) notify the United States Postal Service to send TRENDIRECT's mail to VITAQUEST. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, VITAQUEST will give TRENDIRECT reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to TRENDIRECT at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include VITAQUEST's reasonable attorney's fees and legal expenses, incurred or expended by VITAQUEST to enforce any payment due it under the Note or any other Loan Document either as against TRENDIRECT, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement or any other Loan Document and the Collateral pledged hereunder.

12. POWER OF ATTORNEY. TRENDIRECT does hereby make, constitute and appoint any officer or agent of VITAQUEST as TRENDIRECT's true and lawful attorney-in-fact, with full power of substitution to endorse the name of TRENDIRECT or any of TRENDIRECT's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of VITAQUEST in full or part payment of any amounts owing to VITAQUEST; granting to TRENDIRECT's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as TRENDIRECT might or could do, including the right to sign, for TRENDIRECT, UCC-1 financing statements and UCC-3 Statements of Change and to sue for, compromise, settle and release all claims and disputes with respect to, the Collateral. TRENDIRECT hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

13. PAYMENT OF EXPENSES. At its option, VITAQUEST may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by VITAQUEST to be necessary. TRENDIRECT will reimburse VITAQUEST on demand for any payment so made or any expense incurred by VITAQUEST pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by VITAQUEST.

14. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth above or to such other address as any party may give to the other in writing for such purpose.

15. PRESERVATION OF RIGHTS. No delay or omission on the part of VITAQUEST to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of VITAQUEST impair any right or power arising hereunder. VITAQUEST's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which VITAQUEST may have under other agreements, at law or in equity.

16. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


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
17. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by TRENDIRECT therefrom, will in any event be effective unless the same is in writing and signed by VITAQUEST, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on TRENDIRECT in any case will entitle TRENDIRECT to any other or further notice or demand in the same, similar or other circumstance.

18. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

19. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

20. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of TRENDIRECT and VITAQUEST and their respective heirs, executors, administrators, successors and assigns; provided, however, that TRENDIRECT may not assign this Agreement in whole or in part without the prior written consent of VITAQUEST and VITAQUEST at any time may assign this Agreement in whole or in part.

21. INTERPRETATION. In this Agreement, unless VITAQUEST and TRENDIRECT otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

22. INDEMNITY. TRENDIRECT agrees to indemnify each of VITAQUEST, its directors, officers, employees and shareholders(the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all reasonable fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement or any other Loan Document; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. TRENDIRECT may participate at its expense in the defense of any such claim.

23. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by VITAQUEST and will be deemed to be made in the State of New Jersey. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF OTHER THAN THE STATE OF NEW JERSEY) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. TRENDIRECT hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district in the State of New Jersey, and consents that all service of process be sent by nationally recognized overnight courier service directed to TRENDIRECT at TRENDIRECT's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent VITAQUEST from bringing any action, enforcing any award or judgment or exercising any rights against TRENDIRECT


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
individually, against any security or against any property of TRENDIRECT within any other county, state or other foreign or domestic jurisdiction. VITAQUEST and TRENDIRECT agree that the venue provided above is the most convenient forum for both VITAQUEST and TRENDIRECT. TRENDIRECT waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

24. SELF HELP REMEDIES. TRENDIRECT BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST TRENDIRECT BY VITAQUEST UNDER THIS AGREEMENT, AND ANY OTHER LOAN DOCUMENTS, BEFORE TRENDIRECT CAN BE DEPRIVED OF ANY PROPERTY IN TRENDIRECT'S POSSESSION, HEREBY WAIVES THESE RIGHTS AND AGREES THAT VITAQUEST MAY EMPLOY SELF-HELP OR ANY LEGAL OR EQUITABLE PROCESS PROVIDED BY LAW TO TAKE POSSESSION OF ANY SUCH PROPERTY WITHOUT FIRST OBTAINING A FINAL JUDGMENT OR WITHOUT FIRST GIVING TRENDIRECT NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM UPON WHICH SUCH TAKING IS MADE. TRENDIRECT WAIVES ALL RELIEF FROM ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED.

25. WAIVER OF JURY TRIAL. EACH OF TRENDIRECT AND VITAQUEST IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. TRENDIRECT AND VITAQUEST ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.


      IN WITNESS WHEREOF, TRENDIRECT, on the day and year first written above, has caused this Agreement to be executed under seal.



                                           TRENDIRECT MARKETING, INC.


                                           By: /s/ Ernest Zavoral
                                               ---------------------------------
                                               Ernest Zavoral , CEO


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
                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT


Address of Grantor's chief executive office, including the County:

3635 Canfield Boardman Drive, Canfield, Ohio 44406



Address for books and records, if different:

N/A





Addresses of other Collateral locations, including Counties and name and address of landlord or owner if location is not owned by TRENDIRECT:


Maine location





Other names or tradenames now or formerly used by TRENDIRECT:

N/A

                                  SCHEDULE "B"

                                PERMITTED LIENS

1. Security interest in all assets in favor of Sea Spray Holdings, Ltd. in securing indebtedness in an aggregate amount not to exceed $500,000.

2. Liens by any accounts receivable, media or inventory lender to secure a loan to Trendirect in an aggregate amount not to exceed $500,000.

3. Liens by any accounts receivable, media or inventory lender, to secure a loan to Trendirect in an aggregate amount exceeding of $500,000, with the prior written consent of Vitaquest, which consent shall not unreasonably be withheld.



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